                          LORD ASSET MANAGEMENT TRUST
                 THIS STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1999 IS NOT A PROSPECTUS. IT SHOULD BE
                  READ IN CONJUNCTION WITH THE PROSPECTUS OF THE THOMAS WHITE WORLD FUND, THE THOMAS WHITE AMERICAN GROWTH FUND
                  AND THE THOMAS WHITE AMERICAN OPPORTUNITIES FUND
                               DATED MARCH 1, 1999
                             WHICH MAY BE OBTAINED
                       WITHOUT CHARGE UPON REQUEST TO
                        THE THOMAS WHITE FUNDS FAMILY
                      440 SOUTH LASALLE STREET, SUITE 3900
                        CHICAGO, ILLINOIS 60605-1028
                          TELEPHONE: 1-800-811-0535
                            TELECOPY: (312) 663-8323

This Statement of Additional Information incorporates by reference financial statements of the Thomas White World Fund that are included in the Fund's most recent annual report to shareholders. You can obtain copies of this report by calling 1-800-811-0535.

                                TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY ..................................3
INVESTMENT OBJECTIVES AND POLICIES ...............................3
Investment Policies ..............................................3
Repurchase Agreements ............................................3
Loans of Portfolio Securities ....................................3
Temporary Investments and Cash Management.........................4
Debt Securities ..................................................4
Futures Contracts ................................................5
Options on Securities, Indices and Futures .......................6
Foreign Currency Hedging Transactions.............................8
Depository Receipts...............................................9
Foreign Market Risks..............................................9
Brady Bonds......................................................11
Illiquid and Restricted Securities...............................11
Other Investment Companies.......................................12
Borrowing........................................................12
Investment Restrictions .........................................12
Additional Restrictions .........................................13
Risk Factors ....................................................14
Trading Policies ................................................15
MANAGEMENT OF THE TRUST .........................................16
PRINCIPAL SHAREHOLDERS ..........................................18
INVESTMENT MANAGEMENT AND OTHER SERVICES ........................18
Investment Management Agreement .................................18
Management Fees .................................................19
The Advisor .....................................................19
Transfer Agent ..................................................20
The Advisor .....................................................20
Custodians.......................................................20
Legal Counsel ...................................................20
Independent Accountants .........................................20
Reports to Shareholders..........................................20
BROKERAGE ALLOCATION ............................................20
PURCHASE, REDEMPTION AND PRICING OF SHARES ......................22
TAX STATUS ......................................................24
DESCRIPTION OF SHARES ...........................................29
PERFORMANCE INFORMATION .........................................29
FINANCIAL STATEMENTS ............................................31

                      GENERAL INFORMATION AND HISTORY

The Thomas White American Growth Fund, the Thomas White American Opportunities Fund and the Thomas White World Fund are diversified series of Lord Asset Management Trust (the "Trust"), an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The three Funds are the Trust's only series of shares. The Trust is a Delaware business trust organized on February 9, 1994.

                     INVESTMENT OBJECTIVES AND POLICIES

   Investment Policies. The investment objective and policies of the Funds are described in the Funds' Prospectus.

   Repurchase Agreements. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. The repurchase price will reflect an agreed upon rate of interest not tied to the coupon rate of the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Thomas White International, Ltd. (the "Advisor" or "TWI") will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. However, if the seller should default on its obligation to repurchase the underlying security, the Funds may experience delay or difficulty in exercising their rights to realize upon the security and might incur a loss if the value of the security declines, as well as costs in liquidating the security. The Funds will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Board of Trustees, i.e., banks or broker-dealers which have been determined by the Advisor to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction. Although the Funds may enter into repurchase agreements, they have no present intention of doing so.

   Loans of Portfolio Securities. Each Fund may lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Funds retain all or a portion of the interest received on investment of the cash collateral or receive a fee from the borrower. The Funds may terminate the loans at any time and obtain the return of the securities loaned within five business days. The Funds will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. In the event that the borrower defaults on its obligations to return borrowed securities, because of insolvency or otherwise, a Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

Temporary Investments and Cash Management. The Funds may, because of adverse market conditions, decide to take a temporary defensive position. Each Fund may invest up to 100% of its total assets in the following instruments:
1. Short-term (less than 12 months to maturity) and medium-term (not greater than 5 years to maturity) obligations issued or guaranteed by either the U.S. government or the governments of foreign countries or their agencies;
2.   Finance company and corporate commercial paper;
3.   Demand notes;
4.   Other short-term corporate obligations;
5. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks;
6. Repurchase agreements with banks and broker-dealers with respect to the above listed securities; or
7.   Cash.

The Funds may also invest in such instruments for purposes of cash management.

   Debt Securities. Bonds and other debt instruments are methods for an issuer to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates.

   The Funds may invest in debt securities which are rated in any rating category by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Ratings Services ("S&P"), or which are not rated by Moody's or S&P. As an operating policy, which may be changed without shareholder approval, each Fund will not invest or hold more than 5% of its net assets in debt securities rated Baa or lower by Moody's or BBB or lower by S&P or, if unrated, are of equivalent investment quality as determined by the Advisor. Such securities are not considered to be "investment grade" and are sometimes referred to as "junk bonds." The Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high risk, lower-quality debt securities would be consistent with the interests of a Fund and its shareholders. High risk, lower-quality debt securities are considered to be speculative with respect to the issuer's ability to pay interest and repay principal.

   The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Funds' net asset values.

   Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Funds' ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Funds' shares.

   Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Funds to achieve their investment objectives may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Funds were investing in higher rated securities.

   Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Funds may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.

   The Funds may accrue and report interest on bonds structured as zero coupon bonds or pay-in-kind securities as income even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, the Funds must distribute substantially all of their net income to shareholders (see "Tax Status"). Thus, the Funds may have to dispose of their portfolio securities under disadvantageous circumstances to generate cash in order to satisfy the distribution requirement.

   Futures Contracts. The Funds may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on any of these for hedging purposes only. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.

   Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

  The Funds may buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the index at the expiration of the contract.

   When a Fund enters into a futures contract, it must make an initial deposit, known as "initial margin", as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, at the time a Fund purchases a futures contract, an amount of cash, U.S. Government securities, or other highly liquid securities equal to the market value of the contract will be deposited in a segregated account with the Funds' Custodian. When selling a futures contract, the Funds will maintain with their Custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract or, in the case of an index futures contract, owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's Custodian).

   Each Fund will limit its use of futures contracts so that no more than 5% of the Fund's total assets would be committed to initial margin deposits or premiums on such contracts. The value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of a Fund.

   Options on Securities, Indices and Futures. The Funds may write (i.e., sell) covered put and call options and purchase put and call options on securities, securities indices and futures contracts that are traded on United States and foreign exchanges and in the over-the-counter markets.

   An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

   The Funds may write a call or put option only if the option is "covered." A call option on a security or futures contract written by a Fund is "covered" if the Fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolios. A call option on a security or futures contract is also covered if a Funds hold a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is maintained by a Fund in cash or liquid securities in a segregated account with its custodian. A put option on a security or futures contract written by a Fund is "covered" if a Fund maintains cash or fixed income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

   Each Fund will cover call options on securities indices that it writes by owning securities whose price changes, in the opinion of the Advisor, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. Each Fund will cover put options on securities indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

   A Fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which a Fund has written a call option falls or remains the same, that Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, that Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, a Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase a Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

   The Funds may also purchase put options to hedge their investments against a decline in value. By purchasing a put option, the Funds will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Funds' investments does not decline as anticipated, or if the value of the option does not increase, their loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of the Funds' security holdings being hedged.

   The Funds may purchase call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that they anticipates purchasing in the future. Similarly, the Funds may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Funds hold uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the Funds will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise.

   There can be no assurance that a liquid market will exist when the Funds seek to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Funds may be able to offset to some extent any adverse effects of being unable to liquidate an option position, they may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by each Fund, as well as the cover for options written by each Fund are considered not readily marketable and are subject to each Fund's limitation on investments in securities that are not readily marketable. See "Investment Objectives and Policies - Investment Restrictions."

   The value of the underlying securities and securities indices on which options may be written at any one time will not exceed 15% of the total assets of a Fund. A Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets.

   Foreign Currency Hedging Transactions. In order to hedge against foreign currency exchange rate risks, the Funds may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The Funds may also conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. Some price spread on currency exchange (to cover service charges) will be incurred when a Fund converts assets from one currency to another.

   The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Funds from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, which is individually negotiated and privately traded by currency traders and their customers. A Fund generally will not enter into a forward contract with a term of greater than one year. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when a Fund believes that a foreign currency may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." A Fund may cross-hedge with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Advisor may aggregate those positions as to the currency being hedged. Because in connection with each Fund's forward foreign currency transactions, an amount of its assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, each Fund will always have cash, cash equivalents or high quality debt securities available in an amount sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Funds than if they had not engaged in such contracts.

   A Fund has no limitation on the percentage of assets it may commit to forward contracts, subject to its stated investment objective and policies, as long as the amount of assets set aside to cover forward contracts would not impede portfolio management or the Fund's ability to meet redemption requests. Although forward contracts will be used primarily to protect the Funds from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

   The Funds may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to its position, a Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Funds will be traded on U.S. and foreign exchanges or over-the-counter.

   The Funds may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Funds' portfolio securities or adversely affect the prices of securities that the Funds intend to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of the Advisor to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Funds may not achieve the anticipated benefits of foreign currency futures or may realize losses.

   Depositary Receipts. American Depositary Receipts ("ADRs") are Depositary Receipts typically issued by a U.S. bank or trust company which allow indirect ownership of securities issued by foreign corporations. Receipts are generally composed of one or more shares of an underlying security. European Depositary Receipts and Global Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation.

   Depositary Receipts may involve many of the risks of other investments in foreign securities. For purposes of the Funds' investment policies, the Funds' investments in Depositary Receipts (other than ADRs) will be deemed to be investments in the underlying securities.

   Foreign Market Risks. Each Fund has the right to purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the Funds may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, which may affect the timing of the Funds' receipt of proceeds from its portfolio securities transactions. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

   Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current  size of the  markets  for  such  securities  and the  currently  low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

   Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Funds could lose a substantial portion of any investments they have made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into United States dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Funds' Shareholders.

   Brady Bonds. The Funds may invest a portion of their assets in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated), and they are actively traded in the over-the-counter secondary market.

   U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable  interest  rate at that time and is  adjusted  at  regular  intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative.

   Illiquid and Restricted Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, for which there is a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. A Fund may be unable to dispose of its holdings in illiquid securities at then current market prices and may have to dispose of such securities over extended periods of time.

   Each Fund may also invest up to 10% of its total assets in securities that are subject to contractual or legal restrictions on subsequent transfer because they were sold (i) in private placement transactions between their issuers and their purchasers, or (ii) in transactions between qualified institutional buyers pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended. As a result of the absence of a public trading market, such restricted securities may be less liquid and more difficult to value than publicly traded securities. Although restricted securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by the Funds or less than their fair value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed or Rule 144A securities held by the Funds are required to be registered under the securities laws of one or more jurisdictions before being resold, the Funds may be required to bear the expenses of registration. Investment in Rule 144A securities could have the effect of increasing the level of the Funds' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Rule 144A securities determined by the Board of Trustees to be liquid are not subject to the 15% limitation on investments in illiquid securities.

   Other Investment Companies. Certain markets are closed in whole or in part to equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through governmentally-authorized investment companies. Investment in another investment company may involve the payment of a premium above the value of the issuer's portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Funds do not intend to invest in such circumstances unless, in the judgment of TWI, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time a Fund would continue to pay its own management fees and other expenses.

   Each Fund may invest in shares of closed-end investment companies. Generally, this would not exceed 10% of the Fund's net assets.

   Borrowing. Each Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities. Borrowing is a form of leverage, which generally will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value. As a nonfundamental operating policy, a Fund will not purchase additional securities if its aggregate borrowings exceed 5% of the Fund's assets at the proposed time of purchase. Borrowings will be subject to interest and other costs.

   Investment Restrictions. Each Fund has imposed upon itself certain investment restrictions which, together with their investment objective, are fundamental policies except as otherwise indicated. No changes in a Fund's investment objective or these investment restrictions can be made without the approval of the Fund's shareholders. For this purpose, the provisions of the 1940 Act require the affirmative vote of the lesser of either (1) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares of the Fund are present or represented by proxy or (2) more than 50% of the outstanding shares of the Fund.

In accordance with these restrictions, a Fund will not:

1. Invest in real estate or mortgages on real estate (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in other open-end investment companies (except in connection with a merger, consolidation, acquisition or reorganization); invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts (except futures contracts as described in the Fund's prospectus).

2. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, as to 75% of the Fund's total assets (i) more than 5% of the Fund's total assets would then be invested in securities of any single issuer, or (ii) the Fund would then own more than 10% of the voting securities of any single issuer.

3. Act as an underwriter; issue senior securities except as set forth in investment restrictions 5 and 6 below; or purchase on margin or sell short, except that the Fund may make margin payments in connection with futures, options and currency transactions.

4. Loan money, except that the Fund may (i) purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, (ii) enter into repurchase agreements and (iii) lend its portfolio securities.

5. Borrow money, except that the Fund may borrow money from banks in an amount not exceeding one-third of the value of its total assets (including the amount borrowed).

6. Mortgage, pledge or hypothecate its assets (except as may be necessary in connection with permitted borrowings); provided, however, this does not prohibit escrow, collateral or margin arrangements in connection with its use of options, futures contracts and options on future contracts.

7. Invest 25% or more of its total assets in a single industry. For purposes of this restriction, a foreign government is deemed to be an "industry" with respect to securities issued by it.

8. Participate on a joint or a joint and several basis in any trading account in securities. (See "Investment Objectives and Policies - Trading Policies" as to transactions in the same securities for the Funds and/or other clients with the same adviser.)

9.   Invest in physical commodities.

   If a Fund receives from an issuer of securities held by that Fund subscription rights to purchase securities of that issuer, and if that Fund exercises such subscription rights at a time when that Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in Investment Restrictions 2 or 7 above, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, that Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

   Additional Restrictions. The Funds have adopted the following additional restrictions which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, each Fund may not:

1.   Purchase more than 10% of a company's outstanding voting securities.

2. Invest more than 15% of the Fund's net assets in securities that are not readily marketable (including repurchase agreements maturing in more than seven days and over-the-counter options purchased by the Funds), including no more than 10% of their total assets in restricted securities. Rule 144A securities determined by the Board of Trustees to be liquid are not subject to the limitation on investment in illiquid securities.

   Whenever any investment policy or investment restriction states a maximum percentage of a Fund's assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of that Funds' acquisition of such security or property. Any change in the percentage of a Fund's assets committed to certain securities or investment techniques resulting from market fluctuations or other changes in the Fund's total assets may warrant corrective action by the Advisor, such as selling or closing out the investment in a manner intended to minimize market or tax consequences to the Fund. The value of the Funds' assets are calculated as described in its Prospectus.

   Risk Factors. The Funds have the right to purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

   There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

   The Funds endeavor to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when the Funds change investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Funds from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

   The Funds may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Through the flexible policies of the Funds, the Advisor endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the investments of the Funds.

   The exercise of these flexible policies may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

   In the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, any losses resulting from the holding of the Funds' portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. The Trustees will take such measures, which may from time to time include expropriation insurance or depository account insurance, to the extent that, in their good faith judgment, they deem advisable under prevailing conditions. No assurance can be given that the Trustees' appraisal of the risks will always be correct.

   There are additional risks involved in futures transactions. These risks relate to a Fund's ability to reduce or eliminate its futures positions, which will depend upon the liquidity of the secondary markets for such futures. The Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. Use of futures for hedging may involve risks because of imperfect correlations between movements in the prices of the futures on the one hand and movements in the prices of the securities being hedged or of the underlying security, currency or index on the other. Successful use of futures by the Funds for hedging purposes also depends upon the Advisor's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

   There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund was unable to close out an option that it had purchased on a security or a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by a Fund, it would not be able to close out the option. If restrictions on exercise were imposed, that Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on a security or securities index written by a Fund is covered by an option on the same security or index purchased by that Fund, movements in the security or index may result in a loss to that Fund. However, such losses may be mitigated by changes in the value of that Fund's securities during the period the option was outstanding.

   Trading Policies. The Advisor serves as investment adviser to other clients. Accordingly, the respective portfolios of the Funds and such clients may contain many or some of the same securities. When the Funds and other clients of the Advisor are engaged simultaneously in the purchase or sale of the same security, the transactions will be placed for execution in a manner designed to be equitable to all parties. The larger size of the transaction may affect the price of the security and/or the quantity which may be bought or sold for the Funds. If the transaction is large enough, brokerage commissions in certain countries may be negotiated below those otherwise chargeable.

                             MANAGEMENT OF THE TRUST

    The Trust is governed by a Board of Trustees, who are responsible for protecting the interests of the shareholders of each Fund. The Trustees are experienced executives and professionals who normally meet each quarter to oversee the activities of the Trust and the Funds. A majority of Trustees are not otherwise affiliated with the Funds or TWI.

    The name, address, principal occupation during the past five years and other information with respect to each of the Trustees and Executive Officers of the Trust are as follows:

Name, Address and                     Principal Occupation
Offices with Trust            Age     During Past Five Years

Thomas S. White, Jr.*         54      Chairman of Thomas White International,
440 S. LaSalle St.                    Ltd.; former Managing Director, Morgan
Suite 3900                            Stanley Asset Management
Chicago, IL 60605
Trustee, President

Brandon S. Joel               29      Mutual Fund Administrative
440 S. LaSalle St.                    Manager of Thomas White International,
Suite 3900                            Ltd.; former Senior Mutual Fund
Chicago, IL 60605                     Accountant, John Nuveen & Co.
Vice President and
Treasurer

Douglas M. Jackman            30      Analyst and Vice President of Thomas
440 S. LaSalle St.                    White International.; formerly with
Suite 3900                            Morgan Stanley, involved with equity
Chicago, IL 60605                     analysis and foreign exchange
Vice President and
Secretary

Jill F. Almeida               48      Retired; former Vice President,
1448 N. Lake Shore Dr.                Security Pacific Bank
Chicago, IL 60610
Trustee

Philip R. Haag                35      President, The Monroe Group, Inc.
535 Balsam                            (Principal Business - Manufacturing
Palatine, IL  60045                   Management-Automotive)
Trustee

Nicholas G. Manos*            74      Attorney (of counsel), Gesas, Pilati &
53 W. Jackson Blvd.                   Gesas
Suite 528
Chicago, IL 60604
Trustee

Edward E. Mack III            54       President, Mack & Parker
55 East Jackson Street                (Principal Business - Insurance)
Chicago, IL 60604
Trustee

John N. Venson                50      Medical Doctor (podiatry)
310 Meadowlake Lane
Lake Forest, IL  60045
Trustee

* Messrs. White and Manos are "interested persons" of the Trust as that term is defined in the 1940 Act. Mr. Manos is the father-in-law of Mr. White.

    For the fiscal year ended October 31, 1998, the Trust paid each Trustee who is not an "interested person" of the Trust, as that term is defined in the 1940 Act, an annual fee of $3,000. For the fiscal year ending October 31, 1999, the Trust will pay each such Trustee an annual fee of $5,000. For the fiscal year ended October 31, 1998, the Trust paid the following compensation to all Trustees of the Trust:

                                   Pension or Retirement  Estimated Annual
                     Aggregate     Benefits Accrued       Benefits upon    Total
                     Compensation  as Fund Expenses       Retirement       Compensation

Thomas S. White, Jr.     $0               $0                 $0             $0

Jill F. Almeida        $3,000             $0                 $0             $3,000

Philip R. Haag         $3,000             $0                 $0             $3,000

Nicholas G. Manos        $0               $0                 $0             $0

Edward E. Mack, III    $3,000             $0                 $0             $3,000

John N. Venson         $3,000             $0                $0              $3,000


                             PRINCIPAL SHAREHOLDERS

     As of January 31, 1999, there were 4,648,409 shares of the World Fund outstanding, of which 210,041 Shares (4.52%) were owned beneficially, directly or indirectly, by all the Trustees and officers of the Trust as a group. As of January 31, 1999, John Wm. Galbraith, P.O. Box 33030, St. Petersburg, FL 33733, owned beneficially, directly or indirectly, 2,998,374 Shares (64.50%) of the World Fund and on that basis may be able to control the resolution of any matter submitted for a Shareholder vote. As of January 31, 1999, there were 100,724 Shares of the American Growth Fund outstanding, of which 88,683 Shares (88.04%)were owned beneficially, directly or indirectly, by all the Trustees and officers of the Trust as a group.


             INVESTMENT MANAGEMENT AND OTHER SERVICES

   Investment Management Agreement. The Advisor of the Funds is Thomas White International, Ltd., (the "Advisor" or "TWI"), an Illinois corporation with offices in Chicago, Illinois. The Investment Management Agreement between the Advisor and the Trust on behalf of a Fund, after an initial two-year term, will continue from year to year, subject to approval annually by the Board of Trustees or by vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and also, in either event, with the approval of a majority of those Trustees who are not parties to the Agreement or interested persons of any such party in person at a meeting called for the purpose of voting on such approval.

   The Investment Management Agreement requires the Advisor to furnish the Funds with investment research and advice. In so doing, without cost to the Funds, the Advisor may receive certain research services described below. The Advisor is not required to furnish any personnel, overhead items or facilities for the Funds, including daily pricing or trading desk facilities, although such expenses are paid by investment advisers of some other investment companies. It is currently expected that these expenses will be borne by the Funds, although certain of these expenses may be borne by the Advisor. In addition, the Advisor may pay, out of its own assets and at no cost to the Funds, amounts to certain broker-dealers in connection with the provision of administrative services and/or with the distribution of the Funds' shares.

   The Investment Management Agreement provides that the Advisor will select brokers and dealers for execution of the Funds' portfolio transactions consistent with the Trust's brokerage policies (see "Brokerage Allocation"). Although the services provided by broker-dealers in accordance with the brokerage policies incidentally may help reduce the expenses of or otherwise benefit the Advisor and other investment advisory clients of the Advisor, as well as the Funds, the value of such services is indeterminable and the Advisor's fee is not reduced by any offset arrangement by reason thereof.

   When the Advisor determines to buy or sell the same securities for the Funds that the Advisor has selected for one or more of its other clients, the orders for all such securities transactions are placed for execution by methods determined by the Advisor, with approval by the Trust's Board of Trustees, to be impartial and fair, in order to seek good results for all parties (see "Investment Objective and Policies--Trading Policies"). Records of securities transactions of persons who know when orders are placed by the Funds are available for inspection at least four times annually by the Compliance Officer of the Trust so that the Independent Trustees can be satisfied that the procedures are generally fair and equitable for all parties.

   The Investment Management Agreement further provides that the Advisor shall have no liability to the Trust, the Funds or any shareholder of the Funds for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Advisor of its duties under the Agreement or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Funds' assets, or from acts or omissions of custodians or securities depositories, or from any wars or political acts of any foreign governments to which such assets might be exposed, except for any liability, loss or damage resulting from willful misfeasance, bad faith or gross negligence on the
Advisor's  part  or  reckless  disregard  of its  duties  under  the  Investment
Management Agreement. The Investment Management Agreement will terminate automatically in the event of its assignment, and may be terminated by the Trust on behalf of the Funds at any time without payment of any penalty on 60 days' written notice, with the approval of a majority of the Trustees of the Trust in office at the time or by vote of a majority of the outstanding Shares of the Funds (as defined by the 1940 Act).

   The Trust uses the names "Lord Asset Management" and "Thomas White" in the names of the Trust and the Funds, respectively, by license from the Advisor and would be required to stop using those names if Thomas White International, Ltd., ceased to be the Advisor of the Fund. The Advisor has the right to use those names in connection with other enterprises, including other investment companies.

     Management Fees. For its services, each Fund pays the Advisor a monthly fee at the rate of 1.00% annually of the Fund's average daily net assets. For the fiscal years ended October 31, 1998, 1997, and 1996, the World Fund paid the Advisor aggregate investment advisory fees equal to $534,735, $451,010 and $371,850, respectively. The Advisor has agreed to reimburse the Funds for the current fiscal year to the extent that the American Growth Fund's or the American Opportunities Fund's total operating expenses exceed 1.35% of its average daily net assets or the World Fund's total operating expenses exceed 1.50% of its average daily net assets.

     Each Fund also pays other expenses such as the fees of its custodian, transfer agent, auditors and lawyers, the cost of compliance with federal and state laws, proxy solicitations, shareholder reports, taxes, insurance premiums, and the fees of Trustees who are not otherwise affiliated with the Funds or the Advisor.

     The Advisor. The Advisor is wholly owned by Thomas S. White, Jr., who may be deemed to control the Advisor. Mr. White and other officers of the Advisor also serve as Trustees or officers of the Trust, as indicated above, and are therefore affiliated persons of the Advisor and the Funds.

     Transfer Agent. Firstar Mutual Fund Services, LLC ("Firstar") serves as the transfer and dividend disbursing agent for each Fund pursuant to the transfer agency agreement (the "Transfer Agent Agreement"), under which Firstar (I) issues and redeems shares, (ii) prepares and transmits payments for dividends and distributions declared by each Fund, (iii) prepares shareholder meeting lists and, if applicable, mail, receive and tabulate proxies, and (iv) provides a Blue Sky System which will enable each Fund to monitor the total number of shares sold in each state. Firstar is located at 615 East Michigan Street, Milwaukee, WI 53202. Compensation for the services of the Transfer Agent is based on a schedule of charges agrees on from time to time.

     Custodians. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian of the World Fund's assets, and Firstar Bank Milwaukee, 615 East Michigan Street, Milwaukee, WI 53202, serves as Custodian of the American Growth Fund's and the American Opportunities Fund's assets. The Custodians, and the branches and sub-custodians of each, generally do not hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. Compensation for the services of the Custodians is based on a schedule of charges agreed on from time to time.

   Legal Counsel. Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, is legal counsel for the Trust.

   Independent Accountants. The firm of McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, serves as independent accountants for the Trust. Its audit services comprise examination of each Fund's financial statements and review of each Fund's filings with the Securities and Exchange Commission and the Internal Revenue Service.

   Reports to Shareholders. The Trust's fiscal year ends on October 31. Shareholders will be provided at least semiannually with reports showing the portfolio of the each Fund and other information, including an annual report with financial statements audited by the independent accountants.

                           BROKERAGE ALLOCATION

   The Investment Management Agreement provides that the Advisor is responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") for the execution of the Trust's portfolio transactions and, when applicable, the negotiation of commissions in connection therewith. All decisions and placements are made in accordance with the following principles:

1. Purchase and sale orders will usually be placed with brokers who are selected by the Advisor as able to achieve "best execution" of such orders. "Best execution" means prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including without limitation, the overall direct net economic result to the Funds (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Advisor in determining the overall reasonableness of brokerage commissions.

2. In selecting brokers for portfolio transactions, the Advisor takes into account its past experience as to brokers qualified to achieve "best execution," including brokers who specialize in any foreign securities held by the Funds.

3. The Advisor is authorized to allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in
Section 28 (e) of the Securities Exchange Act of 1934 (the "1934 Act"), for the company and/or other accounts, if any, for which the Advisor exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions as to which fixed minimum commission rates are not applicable, to cause the Funds to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the company and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, the Advisor is not required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Advisor shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Trust's brokerage policy; that commissions were paid only for products or services which provide lawful and appropriate assistance to the Advisor in the performance of its investment decision-making responsibilities; and that the commissions paid were within a reasonable range. The determination that commissions were within a reasonable range shall be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there shall be taken into account the Trust's policies that (I) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to the Funds to obtain a favorable price than to pay the lowest commission; and (ii) the quality, comprehensiveness and frequency of research studies which are provided for the Trust and the Advisor are useful to the Advisor in performing its advisory services under its Investment Management Agreement with the Trust. Research services provided by brokers to the Advisor are considered to be in addition to, and not in lieu of, services required to be performed by the Advisor under its Investment Management Agreement. Research furnished by brokers through whom the Trust effects securities transactions may be used by the Advisor for any of its accounts, and not all such research may be used by the Advisor for the Trust. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker, including quotations outside the United States for daily pricing of foreign securities held in a Fund's portfolio.

4. Purchases and sales of portfolio securities within the United States other than on a securities exchange shall be executed with primary market makers acting as principal except where, in the judgment of the Advisor, better prices and execution may be obtained on a commission basis or from other sources.

5. Sales of each Fund's Shares (which shall be deemed to include also shares of other investment companies registered under the 1940 Act which have the same investment adviser) made by a broker are one factor among others to be taken into account in deciding to allocate portfolio transactions (including agency transactions, principal transactions, purchases in under writings or tenders in response to tender offers) for the account of each Fund to that broker; provided that the broker shall furnish "best execution" as defined in paragraph 1 above, and that such allocation shall be within the scope of each Fund's policies as stated above; and provided further, that in every allocation made to a broker in which the sale of Shares is taken into account there shall be no increase in the amount of the commissions or other compensation paid to such broker beyond a reasonable commission or other compensation determined, as set forth in paragraph 3 above, on the basis of best execution alone or best execution plus research services, without taking account of or placing any value upon such sale of Shares.

     Insofar as known to management, no Trustee or officer of the Trust, nor the Advisor or any person affiliated with any of them, has any material direct or indirect interest in any broker employed by or on behalf of the Trust for the Funds. All portfolio transactions will be allocated to broker-dealers only when their prices and execution, in the good faith judgment of the Advisor, are equal to the best available within the scope of the Trust's policies. There is no fixed method used in determining which broker-dealers receive which order or how many orders.

     For the fiscal year ended October 31, 1996, the World Fund paid brokerage commissions in the amount of $89,686, of which $65,964, representing $24,647,997 of securities transactions, was paid to broker-dealers that provided research services to the Advisor. For the fiscal year ended October 31, 1997, the World Fund paid brokerage commissions in the amount of $93,412, of which $79,609, representing $29,926,932 of securities transactions, was paid to broker-dealers that provided research services to the Advisor. For the fiscal year ended October 31, 1998, the World Fund paid brokerage commissions in the amount of $100,998, of which $75,679, representing $52,360,047 of securities transactions, was paid to broker-dealers that provided research services to the Advisor.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

   The Prospectus describes the manner in which the Funds' shares may be purchased and redeemed. See "How to Buy Shares" and "How to Sell Shares." Shares of each Fund are offered directly to the public by the Funds. The Funds employ no Distributor.

   Each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% if its net assets during any 90 day period for any one shareholder. Subject to the above, each Fund reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the Fund. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash.

   At the discretion of each Fund, investors may be permitted to purchase shares by transferring securities to a Fund that meet the respective Fund's investment objective and policies. Securities transferred to the Funds will be valued in accordance with the same procedures used to determine the Funds' net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by the Funds in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the respective Fund and must be delivered to that Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer, and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and investor's basis therein. Securities will not be accepted in exchange for shares of the Funds unless: (1) such securities are, at the time of the exchange, eligible to be included in the respective Fund and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the respective Fund under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged together with other securities of the same issuer owned by the respective Fund, will not exceed 5% of the respective Fund's net assets immediately after the transaction.

   Net asset value per Share is determined as of the close of business on the New York Stock Exchange, which currently is 4:00 p.m. (Eastern time) every Monday through Friday (exclusive of national business holidays), under normal market conditions. The Trust's offices will be closed, and net asset value will not be calculated, on those days on which the New York Stock Exchange is closed, which currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the New York Stock Exchange is open. Trading of European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which a Fund's net asset value is not calculated. Each Fund calculates net asset value per Share, and therefore effects sales, redemptions and repurchases of its Shares, as of the close of the New York Stock Exchange once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and if events occur which materially affect the value of those foreign securities, they will be valued at fair market value as determined by the management using methods approved by the Board of Trustees and subsequently ratified in good faith by the Board of Trustees.

   The Board of Trustees may establish procedures under which each Fund may suspend the determination of net asset value for the whole or any part of any period during which (1) the New York Stock Exchange is closed other than for customary weekend and holiday closings, (2) trading on the New York Stock Exchange is restricted, (3) an emergency exists as a result of which disposal of securities owned by each Fund is not reasonably practicable or it is not reasonably practicable for each Fund fairly to determine the value of its net assets, or (4) for such other period as the Securities and Exchange Commission may by order permit for the protection of the holders of the Funds' Shares.

                                  TAX STATUS

   Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchases, ownership, and disposition of Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that might be relevant to Shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retrospective. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

   Each Fund intends normally to pay a dividend at least once annually representing all or substantially all of its net investment income (which includes, among other items, dividends and interest) and to distribute at least annually any realized capital gains. By so doing and meeting certain diversification of assets and other requirements of the Code, each Fund intends to elect and qualify annually for treatment as a regulated investment company under the Code. The status of each Fund as a regulated investment company does not involve government supervision of management or of its investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its net investment income and net realized capital gains, which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a non deductible 4% excise tax. To prevent application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

   Dividends of net investment income and net short-term capital gains generally are taxable to shareholders as ordinary income. Distributions of net investment income may be eligible for the corporate dividends-received deduction to the extent attributable to each Fund's qualifying dividend income. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distribution of net capital gains (the excess of net long-term capital gains over net short-term capital losses) will generally be taxable to shareholders at the rate of 20%. Short-term capital gains distributions, gains representing the sale of securities held for not more than one year in the portfolio, will continue to be taxed at the same rate as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares, and are not eligible for the dividends-received deduction. All dividends and distributions are taxable to shareholders, whether or not reinvested in shares of a Fund. Shareholders will be notified annually as to the Federal tax status of dividends and distributions they receive and any tax withheld thereon.

   Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

   Certain of the debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Funds, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

   Some of the debt securities may be purchased by the Funds at a discount, which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the respective Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the respective Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

   The Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Funds held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though that Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

   The Funds may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, each Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, each Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and mark-to-market losses and any loss from an actual disposition of a Fund's shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

   Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

   Income received by the Funds from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and intends to elect to "pass through" to that Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

   Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to each Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

   Certain options and futures and foreign currency forward contracts in which the Funds may invest may be "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40") however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

   Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by each Fund. In addition, losses realized by each Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by each Fund, which is taxed as ordinary income when distributed to shareholders.

   Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

   Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

   Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and futures and foreign currency forward contracts.

   Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, that Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon that Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on that Fund's holding period and the application of various loss deferral provisions of the Code.

   Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain futures contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that each Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other net investment income during a taxable year, a Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to shareholders for Federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

   Upon the sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands; gain will generally be subject to a maximum tax rate of 20% if the shareholder's period for the shares is more than 12 months. Gain from the disposition of shares held not more than one year will be taxed as short-term capital gains. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for Federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares.

   Each Fund generally will be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the respective Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the Internal Revenue Service notifies the shareholder or the respective Fund that the shareholder has failed to report properly certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's Federal income tax liability.

   Ordinary dividends and taxable capital gain distributions declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

   Distributions and redemptions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences relating to an investment in the Funds. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Funds.

                              DESCRIPTION OF SHARES

   The shares of each Fund have the same preferences, conversion and other rights, voting powers, restrictions and limitations as to dividends, qualifications and terms and conditions of redemption, except as follows: all consideration received from the sale of shares of a Fund, together with all income, earnings, profits and proceeds thereof, belongs to that Fund and is charged with liabilities in respect of the general liabilities of that Fund. The net asset value of a share of a Fund is based on the assets belonging to the Fund less the liabilities charged to the Fund, and dividends are paid on shares of a Fund only out of lawfully available assets belonging to that Fund. Shares of a Fund are entitled to participate pro rata in any dividends and other distributions declared by the Board of Trustees for the Fund and all shares of a Fund have equal rights in the event of liquidation of that Fund. In the event of liquidation or dissolution of the Trust, the shareholder of a Fund will be entitled to the assets belonging to that Fund out of assets of the Trust available for distribution.

   The Funds may hold special meetings of shareholders to elect or remove Trustees, change fundamental policies, approve a management contract, or for other purposes. The Funds will mail proxy materials in advance of a shareholder meeting, including a proxy and information about the proposals to be voted on. You are entitled to one vote for each share of the Fund that you own.
Shareholders not attending these meetings are encouraged to vote by proxy. Shares have non-cumulative voting rights so that the holders of a plurality of the shares voting for the election of Trustees at a meeting at which 50% of the outstanding shares are present can elect all the Trustees and in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons to the Board of Trustees.

                           PERFORMANCE INFORMATION

     Each Fund may, from time to time, include its total return in advertisements or reports to Shareholders or prospective investors. Quotations of average annual total return for the Funds will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the respective Fund over periods of one, five, or ten years (up to the life of the respective Fund) calculated pursuant to the following formula: P(1+T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Total return for a period is the percentage change in value during the period of an investment in Fund shares. All total return figures reflect the deduction of a proportional share of the respective Fund's expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. Total return of the World Fund for the year ended October 31, 1998 was 8.64%. The average annual total return of the World Fund from June 28, 1994 (commencement of operations) through October 31, 1998, was 12.38%. Cumulative total return of the World Fund for the same period was 65.96%.

   Performance information for the each Fund may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare each Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general;
(ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

   Performance information for each Fund reflects only the performance of a hypothetical investment in the respective Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the respective Fund's investment objective and policies, characteristics and quality of the portfolio and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. From time to time, the Funds and the Advisor may also refer to the following information:

(1) The Advisor's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

(2) The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International or a similar financial organization.

(3) The  capitalization  of U.S.  and  foreign  stock  markets  as  prepared  or
published  by  the   International   Finance  Corp.,   Morgan  Stanley   Capital
International or a similar financial organization.

(4) The geographic distribution of each Fund's portfolio.

(5) The gross national product and populations, including age characteristics, of various countries as published by various statistical organizations.

(6) To assist investors in understanding the different returns and risk characteristics of various investments, a Fund may show historical returns of various investments and published indices (e.g., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE -Index).

(7) The major industries located in various jurisdictions as published by the Morgan Stanley Index.

     In addition, the Funds and the Advisor may also refer to the number of shareholders in each Fund or the dollar amount of fund and private account assets under management in advertising materials.

                                 FINANCIAL STATEMENTS

     Financial statements for the World Fund as of October 31, 1998 for the fiscal year then ended, including notes thereto, and the report of McGladrey & Pullen, LLP thereon, are incorporated by reference from the Trust's 1998 Annual Report. A copy of the report delivered with this Statement of Additional Information should be retained for future reference.